Exhibit 99.1

P.F. CHANG’S MODIFIES ITS PARTNERSHIP ACCOUNTING

SCOTTSDALE, Arizona, March 15, 2004 P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported that it has modified its partnership accounting, which has resulted in a restatement of its financial results for prior years, including the most recent fiscal year-ended December 28, 2003. The full restatement can be found in the company’s most recent 10-K, which was filed with the SEC today.

As the company previously announced, it had contacted the Securities and Exchange Commission in October 2003 to request voluntary review of the company’s accounting treatment of its partnership program. This request was made in response to an announcement from Outback Steakhouse (NYSE:OSI) that, based on comments received from the SEC, Outback would restate its financial statements to reflect a compensation accounting model for its partnership program as compared to the partnership accounting model it previously used. As a result of P.F. Chang’s discussions with the SEC and its independent auditors, Ernst & Young LLP, P.F. Chang’s will continue to utilize partnership accounting; however, a portion of the company’s partnership program will reflect a compensatory element.

The company will now i) reclassify a portion of its minority interest expense to compensation expense (partner bonus expense) ii) record an expense for the difference between a partner’s cash capital contribution and the imputed fair value of that interest (partner investment expense) and iii) write-off all intangible balances currently capitalized on a retrospective basis to reflect the fact that the company had the option to repurchase partners’ interest at their capital account balance rather than at fair value.

Reclassification of minority interest to compensation expense:

PFCB allows its key restaurant managers to invest in their businesses for a specified amount in return for an ownership interest in their restaurant. These operators (partners) receive a base salary as well as their share of their restaurant’s profits and losses through partner distributions. To date, all of our partners’ share of those profits and losses have been recorded as minority interest expense. If a member of a restaurant’s management team is not a partner (i.e. does not make a capital contribution in exchange for an ownership interest), that manager participates in a monthly bonus plan. We do not allow partners to participate in the manager bonus pool nor do we allow non-partnered managers to participate in the partner distributions (i.e. an employee is in one program or the other, not both).

However, as a result of discussions with the SEC, it was determined that our partners effectively forego a bonus to become a partner. Accordingly, the company will calculate what each partner would have earned under the management bonus plan and reclassify that amount from minority interest expense to “partner bonus expense” included in restaurant operating income. This has been done retrospectively and will be done prospectively as well. This reclassification will have no earnings impact.

Compensation expense for the difference between fair value and cash capital contribution:

As we noted above, the company allows its key restaurant managers to invest in their businesses for a specified dollar amount in return for an ownership interest in their restaurant. The partnership program was created to provide highly skilled restaurant operators the opportunity to participate in the risks and rewards of restaurant ownership and to promote stability of leadership at the restaurant level. This structure has contributed significantly to the company’s success to date. As such, we have determined that the capital contribution from our partners should be roughly $5,000 for each 1% ownership interest in a Bistro and $1,000 for each 1% ownership interest in a Pei Wei, which represents what we believe to be an appropriate investment requirement for the pool of qualified candidates.

In our discussions with the SEC, it was determined that, for purposes of calculating the capital contribution from our partners, the pool of potential partners should include all individuals or institutions, not just those individuals with restaurant and culinary skills. Accordingly, the capital contribution should reflect what a passive equity investor might pay for such an interest in our restaurants. In order to determine what that capital contribution would be, a discounted cash flow model was utilized, which includes various assumptions of future restaurant performance as well as an estimate of the risk and uncertainty of that performance. Additionally, a discount was applied to reflect the minority (non-controlling) rights of that ownership interest.

The resulting imputed fair value of a passive equity investor was compared to the actual cash contributions paid by our partners and the difference has been recorded as a charge on the income statement in prior years as “partner investment expense”, recognized retrospectively over each partner’s initial five-year agreement.

On a go-forward basis, these differences will be immediately recognized as a partner investment expense upon the opening of a new restaurant because of an amendment we will make to our partnership agreements (see the paragraph regarding “write-off of intangible balance” for further information on the amendments).

As a result of amending all outstanding partner agreements in the first quarter of 2004 as noted in the next paragraph, the company will incur a one-time charge of $11.5 million (pre-tax) in the first quarter of 2004 to write-off all unamortized portions of the difference between the imputed fair value and the actual cash contributions paid by those partners for all restaurants opened prior to December 28, 2003. This expense will be included in “partner investment expense” on the income statement and will result in a corresponding increase to minority interest on the balance sheet.

Write-off of intangible balance:

The company has the right, but not the obligation, to purchase its partners’ interests after a five-year period of time. Until recently, the company’s partnership agreements have included an option for the company to repurchase the ownership interests of its partners at the partner’s capital account balance if that partner leaves the company prior to their five-year anniversary date. Typically, the departure of a partner prior to their five-year anniversary is the result of poor performance by that partner, which in most cases has led to poor performance of the restaurant’s operations. While it has been the company’s practice to repurchase these interests at fair value (which in many cases is closer to capital account balance given poor operating results), it was determined that having the option to repurchase these interests at capital account balance creates a “forfeiture clause” which would require the company to immediately record the full purchase price as an expense, rather than recording the purchase price (less the capital account balance) as an intangible asset, regardless of whether the purchase price was at capital account balance or an amount above that.

Accordingly, the company has written-off the intangible asset balance (net of amortization expense) which was recorded in previous periods. The write-off has been included in “partner investment expense” on the income statement in the period in which the repurchase occurred.

Going forward, the company will amend all partnership agreements to reflect our intent, which is to repurchase these interests at fair value. Therefore, for all future partner repurchase transactions in which the purchase price exceeds the imputed fair value, the excess will be recorded as an intangible asset and amortized generally over fifteen years. For all future partner repurchase transactions in which the purchase price is less than the imputed fair value, the difference will be recorded as a credit against partner investment expense at the time of the repurchase.

The company has included the restated income statements for the last three years as part of this release. There have been no changes to the company’s net cash flows in prior periods. The company has also included a revised 2004 quarter-by-quarter forecast to reflect these accounting changes, as well as a reconciliation of the previously provided forecast for 2004 to the revised forecast for 2004 to provide clarity on the impact of the change on 2004. While the company’s 2004 earnings estimates will be reduced as a result of this accounting change from the estimates previously provided as part of the company’s fourth quarter earnings release on February 11, 2004, there have been no changes in the company’s estimated cash flows for 2004.

Included in the revised forecast for 2004, the company has estimated that it will incur a charge of approximately $275,000 and $60,000, respectively, for every new Bistro and Pei Wei unit opened to reflect the difference between the imputed fair value of what a passive equity investor would pay for the collective ownership interests of our partners (using a discounted cash flow method) and what our partners actually pay in cash. This charge will be recorded on the income statement as “partner investment expense”.

As stated earlier, the company will continue to utilize partnership accounting for its partnership program. However, on a go-forward basis, there will be a portion of our partnership program which will be treated as compensatory. The anticipated pre-tax impact of this compensatory element on a go-forward basis should be limited to the difference between imputed fair value of a new store using the discounted cash flow method and the actual cash contributions our partners pay at the time of opening (with the exception of the one-time charge in the first quarter of 2004 noted earlier).

Rick Federico, Chairman and CEO of the company, reiterated his previous comment: “Our partnership structure provides an operational environment which we believe to be key to our goal of providing an exceptional dining experience for our guests and thus contributing to the long-term success of our company. Our structure was not born from accounting literature, but rather from years of operational experience. The fundamentals of our business remain strong and there have been no changes to the cash flows of our business as a result of the accounting changes noted above. We will continue to develop our two concepts using our partnership program notwithstanding the new accounting treatment required.”

In its 10-K for fiscal year ended December 28, 2003 filed with the SEC today, the company did not include its unit-level return on invested capital information (which has been included in all previous 10-K’s filed by the company) in accordance with recent pronouncements issued by the SEC which do not allow for non-GAAP measures to be included in SEC filings. The company believes that its unit-level return on invested capital information is beneficial to investors and, accordingly, will provide such information on its website (www.pfchangs.com).

The company is hosting a conference call tomorrow, March 16, 2004, at 9:00 am ET, in which management will answer questions regarding the accounting changes. A webcast of the call can be accessed through the company’s website at www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties that can affect our industry’s actual results, level of activity or performance of goals and achievements implied by these statements. These risks and uncertainties include our ability to attract and retain qualified and skilled management personnel, our ability to continue to develop new restaurants in a timely and profitable manner, construction and development risks, risks associated with the costs and availability of special ingredients and commodities, anticipated sources of funding for our continued expansion and other risks and uncertainties which are more fully described in the company’s periodic filings with the SEC.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)

	Year Ended Dec 28	Year Ended Dec 29	Year Ended Dec 30
	2003	2002	2001
Revenues	$559,245	$422,091	$318,776
Cost of sales	152,788	112,571	86,368
Labor	174,989	133,536	97,094
Partner bonus	1,439	1,192	992
Operating	92,988	70,775	53,932
Occupancy	30,559	25,457	19,902

Restaurant operating profit	106,482	78,560	60,488
General & administrative	28,768	20,590	16,359
Depreciation & amortization	18,834	13,959	11,007
Preopening expenses	8,654	6,334	5,099
Partner investment expense	4,196	5,798	2,744

Income from operations	46,030	31,879	25,279
Interest (expense) income and other income	45	41	900
Minority interests	(7,887)	(5,243)	(4,558)

Income before provision for income taxes	38,188	26,677	21,621
Provision for income taxes	(12,800)	(9,097)	(7,654)

Net income	$25,388	$17,580	$13,967

Basic net income per share	$1.00	$0.71	$0.59
Diluted net income per share	$0.97	$0.68	$0.55
Shares used in calculation of basic EPS	25,345	24,688	23,728
Shares used in calculation of diluted EPS	26,250	25,924	25,470

	Percentage of Revenues
	Year Ended Dec 28	Year Ended Dec 29	Year Ended Dec 30
	2003	2002	2001
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.3%	26.7%	27.1%
Labor	31.3%	31.6%	30.5%
Partner bonus	0.3%	0.3%	0.3%
Operating	16.6%	16.8%	16.9%
Occupancy	5.5%	6.0%	6.2%

Restaurant operating profit	19.1%	18.6%	19.0%
General & administrative	5.1%	4.9%	5.1%
Depreciation & amortization	3.4%	3.3%	3.5%
Preopening expenses	1.5%	1.5%	1.6%
Partner investment expense	0.8%	1.4%	0.9%

Income from operations	8.2%	7.6%	7.9%
Interest (expense) income and other income	0.0%	0.0%	0.3%
Minority interests	-1.4%	-1.2%	-1.4%

Income before provision for income taxes	6.8%	6.3%	6.8%
Provision for income taxes	-2.3%	-2.2%	-2.4%

Net income	4.5%	4.2%	4.4%

P.F. Chang’s China Bistro, Inc.

2004 Revised Forecast

	1Q04E			2Q04E			3Q04E			4Q04E			2004E
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,301	454	1,755	1,349	500	1,849	1,385	600	1,985	1,565	695	2,260	5,600	2,249	7,849
Average weekly sales (000)	114.6	42.1	95.8	112.9	41.5	93.6	111.5	40.1	89.9	111.3	41.3	89.8	112.5	41.2	92.1
Revenues (millions)	149.1	19.1	168.2	152.3	20.7	173.0	154.4	24.0	178.4	174.1	28.7	202.9	629.9	92.6	722.6
Restaurant operating profit	28.3	3.0	31.3	28.8	3.2	32.0	29.2	3.5	32.7	33.7	4.5	38.2	120.0	14.2	134.2
General & administrative	6.9	1.5	8.4	7.2	1.5	8.7	7.2	1.6	8.8	7.5	1.7	9.2	28.8	6.3	35.1
Depreciation & amortization	4.9	0.8	5.7	5.2	0.9	6.1	5.4	1.1	6.4	5.6	1.2	6.8	21.0	3.9	25.0
Preopening expenses	2.0	0.6	2.6	1.1	0.7	1.8	2.0	0.7	2.7	1.8	0.5	2.3	6.8	2.5	9.3
Partner investment expense	1.7	0.3	2.0	0.6	0.3	0.9	1.4	0.3	1.7	1.4	0.3	1.7	5.0	1.2	6.2
Other income	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.3)	—	(0.3)
Minority interest	2.0	0.2	2.2	2.1	0.2	2.3	2.1	0.2	2.3	2.4	0.3	2.7	8.5	0.9	9.4

Income (loss) before tax provision and one-time charge	10.9	(0.4)	10.5	12.8	(0.6)	12.3	11.3	(0.3)	11.0	15.1	0.6	15.7	50.2	(0.7)	49.5
Tax provision (before one-time charge)	3.4	(0.1)	3.3	4.0	(0.2)	3.9	3.6	(0.1)	3.5	4.8	0.2	4.9	15.8	(0.2)	15.6

Net income (before one-time charge)	7.5	(0.3)	7.2	8.8	(0.4)	8.4	7.7	(0.2)	7.5	10.3	0.4	10.8	34.4	(0.5)	33.9

FD shares	26.5	26.5	26.5	26.6	26.6	26.6	26.8	26.8	26.8	26.9	26.9	26.9	26.7	26.7	26.7
EPS (before one-time charge)	$0.28	$(0.01)	$0.27	$0.33	$(0.01)	$0.32	$0.29	$(0.01)	$0.28	$0.38	$0.02	$0.40	$1.29	$(0.02)	$1.27
One-time partner investment expense	10.1	1.4	11.5	—	—	—	—	—	—	—	—	—	10.1	1.4	11.5
Tax benefit from one-time charge	(3.2)	(0.4)	(3.6)	—	—	—	—	—	—	—	—	—	(3.2)	(0.4)	(3.6)

Net income (loss) after one-time charge	0.6	(1.2)	(0.7)	8.8	(0.4)	8.4	7.7	(0.2)	7.5	10.3	0.4	10.8	27.5	(1.4)	26.0

EPS (after-one-time charge)	$0.02	$(0.05)	$(0.02)	$0.33	$(0.01)	$0.32	$0.29	$(0.01)	$0.28	$0.38	$0.02	$0.40	$1.03	$(0.05)	$0.97
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	19.0%	15.6%	18.6%	18.9%	15.4%	18.5%	18.9%	14.7%	18.3%	19.4%	15.6%	18.8%	19.1%	15.3%	18.6%
General & administrative	4.6%	8.0%	5.0%	4.7%	7.4%	5.0%	4.7%	6.5%	4.9%	4.3%	5.9%	4.5%	4.6%	6.8%	4.9%
Depreciation & amortization	3.3%	3.9%	3.4%	3.4%	4.6%	3.5%	3.5%	4.5%	3.6%	3.2%	4.1%	3.3%	3.3%	4.3%	3.5%
Preopening expenses	1.3%	3.2%	1.5%	0.7%	3.6%	1.1%	1.3%	2.9%	1.5%	1.0%	1.6%	1.1%	1.1%	2.7%	1.3%
Partner investment expense	1.1%	1.6%	1.2%	0.4%	1.4%	0.5%	0.9%	1.2%	0.9%	0.8%	1.0%	0.8%	0.8%	1.3%	0.9%
Other income	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority interest	1.3%	1.1%	1.3%	1.3%	1.1%	1.3%	1.3%	0.9%	1.3%	1.4%	1.0%	1.3%	1.3%	1.0%	1.3%

Income (loss) before tax provision and one-time charge	7.3%	-2.2%	6.2%	8.4%	-2.7%	7.1%	7.3%	-1.3%	6.2%	8.7%	2.1%	7.7%	8.0%	-0.8%	6.8%
Tax provision (before one-time charge)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before one-time charge)	5.0%	-1.5%	4.3%	5.8%	-1.8%	4.9%	5.0%	-0.9%	4.2%	5.9%	1.4%	5.3%	5.5%	-0.5%	4.7%
One-time partner investment expense	6.8%	7.3%	6.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	1.5%	1.6%
Tax benefit from one-time charge	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (loss) after one-time charge	0.4%	-6.5%	-0.4%	5.8%	-1.8%	4.9%	5.0%	-0.9%	4.2%	5.9%	1.4%	5.3%	4.4%	-1.6%	3.6%

P.F. Chang’s China Bistro, Inc.

2004 Revised Forecast vs 2003 Actual (Restated)

	1Q03	1Q04E	Change	2Q03	2Q04E	Change	3Q03	3Q04E	Change	4Q03	4Q04E	Change	2003	2004E	Change
Store weeks	1,303	1,755	34.7%	1,375	1,849	34.5%	1,450	1,985	36.9%	1,620	2,260	39.5%	5,748	7,849	36.6%
Average weekly sales (000)	101.0	95.8	-5.1%	99.3	93.6	-5.8%	96.4	89.9	-6.7%	93.4	89.8	-3.9%	97.3	92.1	-5.4%
Revenues (millions)	131.6	168.2	27.8%	136.6	173.0	26.7%	139.7	178.4	27.7%	151.3	202.9	34.1%	559.2	722.6	29.2%
Restaurant operating profit	25.3	31.3		25.9	32.0		26.2	32.7		29.1	38.2		106.5	134.2
General & administrative	6.8	8.4		7.3	8.7		6.9	8.8		7.7	9.2		28.8	35.1
Depreciation & amortization	4.2	5.7		4.5	6.1		4.7	6.4		5.4	6.8		18.8	25.0
Preopening expenses	2.0	2.6		1.2	1.8		2.6	2.7		2.9	2.3		8.7	9.3
Partner investment expense	0.8	2.0		0.9	0.9		1.6	1.7		0.9	1.7		4.2	6.2
Other income	(0.0)	(0.1)		0.0	(0.1)		0.1	(0.1)		(0.1)	(0.1)		(0.0)	(0.3)
Minority interest	2.0	2.2		2.0	2.3		2.0	2.3		2.0	2.7		7.9	9.4

Income (loss) before tax provision and one-time charge	9.6	10.5		9.9	12.3		8.3	11.0		10.4	15.7		38.2	49.5
Tax provision (before one-time charge)	3.3	3.3		3.3	3.9		2.7	3.5		3.5	4.9		12.8	15.6

Net income (before one-time charge)	6.4	7.2	12.4%	6.6	8.4	27.7%	5.5	7.5	36.0%	6.9	10.8	56.7%	25.4	33.9	33.5%

FD shares	26.0	26.5		26.2	26.6		26.3	26.8		26.4	26.9		26.3	26.7
EPS (before one-time charge)	$0.25	$0.27	10.2%	$0.25	$0.32	25.8%	$0.21	$0.28	33.4%	$0.26	$0.40	53.6%	$0.97	$1.27	31.1%
One-time partner investment expense	—	11.5		—	—		—	—		—	—		—	11.5
Tax benefit from one-time charge	—	(3.6)		—	—		—	—		—	—		—	(3.6)

Net income (loss) after one-time charge	—	(0.7)		—	8.4		—	7.5		—	10.8		—	26.0

EPS (after-one-time charge)	$0.25	$(0.02)	-110.0%	$0.25	$0.32	25.8%	$0.21	$0.28	33.4%	$0.26	$0.40	53.6%	$0.97	$0.97	0.6%
Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.2%	18.6%		18.9%	18.5%		18.7%	18.3%		19.3%	18.8%		19.0%	18.6%
General & administrative	5.2%	5.0%		5.4%	5.0%		4.9%	4.9%		5.1%	4.5%		5.1%	4.9%
Depreciation & amortization	3.2%	3.4%		3.3%	3.5%		3.4%	3.6%		3.6%	3.3%		3.4%	3.5%
Preopening expenses	1.5%	1.5%		0.9%	1.1%		1.9%	1.5%		1.9%	1.1%		1.5%	1.3%
Partner investment expense	0.6%	1.2%		0.7%	0.5%		1.2%	0.9%		0.6%	0.8%		0.8%	0.9%
Other income	0.0%	0.0%		0.0%	0.0%		0.0%	0.0%		-0.1%	0.0%		0.0%	0.0%
Minority interest	1.5%	1.3%		1.5%	1.3%		1.4%	1.3%		1.3%	1.3%		1.4%	1.3%

Income (loss) before tax provision and one-time charge	7.3%	6.2%		7.3%	7.1%		5.9%	6.2%		6.8%	7.7%		6.8%	6.8%
Tax provision (before one-time charge)	33.5%	31.5%		33.5%	31.5%		33.5%	31.5%		33.5%	31.5%		33.5%	31.5%

Net income (before one-time charge)	4.9%	4.3%		4.8%	4.9%		4.0%	4.2%		4.5%	5.3%		4.5%	4.7%
One-time partner investment expense	0.0%	6.8%		0.0%	0.0%		0.0%	0.0%		0.0%	0.0%		0.0%	1.6%
Tax benefit from one-time charge	33.5%	31.5%		33.5%	31.5%		33.5%	31.5%		33.5%	31.5%		33.5%	31.5%

Net income (loss) after one-time charge	4.9%	-0.4%		4.8%	4.9%		4.0%	4.2%		4.5%	5.3%		4.5%	3.6%

P.F. Chang’s China Bistro, Inc.

Reconciliation of Original 2004 Forecast to Revised 2004 Forecast

	Original 2004E			Adjustments			Revised 2004E
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	5,600	2,249	7,849	—	—	—	5,600	2,249	7,849
Average weekly sales (000)	112.5	41.2	92.1	—	—	—	112.5	41.2	92.1
Revenues (millions)	629.9	92.6	722.6	—	—	—	629.9	92.6	722.6
Restaurant operating profit	121.9	14.3	136.2	(1.9)	(0.1)	(2.0)	120.0	14.2	134.2
General & administrative	28.8	6.3	35.1	—	—	—	28.8	6.3	35.1
Depreciation & amortization	21.8	3.9	25.7	(0.7)	—	(0.7)	21.0	3.9	25.0
Preopening expenses	6.8	2.5	9.3	—	—	—	6.8	2.5	9.3
Partner investment expense	—	—	—	5.0	1.2	6.2	5.0	1.2	6.2
Other income	(0.3)	—	(0.3)	—	—	—	(0.3)	—	(0.3)
Minority interest	10.4	1.0	11.4	(1.9)	(0.1)	(2.0)	8.5	0.9	9.4

Income (loss) before tax provision and one-time charge	54.4	0.5	54.9	(4.2)	(1.2)	(5.4)	50.2	(0.7)	49.5
Tax provision (before one-time charge)	18.2	0.2	18.4	(2.4)	(0.4)	(2.8)	15.8	(0.2)	15.6

Net income (before one-time charge)	36.2	0.3	36.5	(1.8)	(0.8)	(2.6)	34.4	(0.5)	33.9

FD shares	26.7	26.7	26.7	26.7	26.7	26.7	26.7	26.7	26.7
EPS	$1.35	$0.01	$1.36	$(0.06)	$(0.03)	$(0.09)	$1.29	$(0.02)	$1.27
One-time partner investment expense	—	—	—	10.1	1.4	11.5	10.1	1.4	11.5
Tax benefit from one-time charge	—	—	—	(3.2)	(0.4)	(3.6)	(3.2)	(0.4)	(3.6)

Net income (loss) after one-time charge	36.2	0.3	36.5	(8.7)	(1.8)	(10.5)	27.5	(1.4)	26.0

EPS (after-one-time charge)	$1.35	$0.01	$1.36	$(0.32)	$(0.07)	$(0.39)	$1.03	$(0.05)	$0.97